UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

The Shaw Group Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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January 15, 2010

Dear Shareholder:

You recently received proxy materials relating to the upcoming Annual Meeting of Shareholders of The Shaw Group Inc. scheduled for January 26, 2010 (“Annual Meeting”). We would like to update some information included in that mailing.

On January 14, 2010, we received updated information that Mr. Stephen R. Tritch, a member of our Board of Directors (“Board”), extended his membership on the board of Westinghouse Electric Company (“Westinghouse”) past his July 2009 scheduled retirement. Mr. Tritch joined our Board on April 22, 2009, and is a director nominee for election by our shareholders at the Annual Meeting. Because of his ongoing membership on the board of Westinghouse and our business relationship with Westinghouse, as described on page nine of the proxy statement previously mailed to you, our Board considers Mr. Tritch to be a non-independent director.

Our Board has affirmatively determined that the following directors currently qualify as independent, because they have no direct or indirect material relationship with us (other than being a member of our Board and owning shares of our common stock): James F. Barker, Thos. E. Capps, Daniel A. Hoffler, David W. Hoyle, Michael J. Mancuso, and Albert D. McAlister. Only J.M. Bernhard, Jr. and Mr. Tritch are presently non-independent directors.

We continue to have more than the required majority of independent directors on our Board, with six of eight directors qualifying as “independent” pursuant to the rules adopted by the Securities and Exchange Commission, the New York Stock Exchange listing standards and our Corporate Governance Principles.

As a non-management director, Mr. Tritch participated in two executive sessions during fiscal year 2009. Although he is considered non-independent, he will continue to participate in executive sessions of non-management directors. The Board will separately schedule at least one meeting each fiscal year for our independent directors, in which Mr. Tritch will not participate so long as he remains non-independent. Further, as of January 14, 2010, Mr. Tritch no longer serves on the Board’s Nominating and Corporate Governance Committee. The remaining members of that Committee, Daniel A. Hoffler, David W. Hoyle (Committee Chairman) and Albert D. McAlister, are independent and will continue to serve.

You may withdraw any previously submitted proxies and submit a new proxy with a later date should you wish to change your vote based on this information. A proxy card is included in this mailing, should you wish to do so. As a shareholder of record, you also have the right to vote your shares directly by attending the Annual Meeting as described in the proxy materials.

We apologize for any inconvenience this may have caused.

Sincerely,

John Donofrio
Executive Vice President, General Counsel and Corporate Secretary

Enclosure

THE SHAW GROUP INC.
4171 Essen Lane
Baton Rouge, Louisiana 70809
THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints J.M. Bernhard, Jr. and Brian K. Ferraioli, and each of them with full power of substitution, the attorney and proxy of the undersigned to attend the Annual Meeting of Shareholders of THE SHAW GROUP INC. to be held at Shaw Plaza, 4171 Essen Lane, Baton Rouge, Louisiana, at 9:00 a.m. on January 26, 2010, or any continuations, adjournments or postponements thereof, and to vote all shares of common stock held of record by the undersigned on December 3, 2009, with all powers the undersigned would possess if present upon the following matters and upon any other business that may properly come before the meeting or continuations, adjournments or postponements thereof.

1.	Election of Directors, each for a one-year term:

	☐	FOR all nominees listed in this block (except as marked to the contrary below)

	☐	WITHHOLD AUTHORITY to vote for all nominees listed in this block
(Instruction: To Withhold the authority to vote for any individual nominee, mark the box next to that nominee’s name below.)
Name of Nominee:

☐ J.M. Bernhard, Jr.	☐ James F. Barker	☐ Thos. E. Capps

☐ Daniel A. Hoffler	☐ David W. Hoyle	☐ Michael J. Mancuso

☐ Albert D. McAlister	☐ Stephen R. Tritch

2.	Proposal to ratify the Audit Committee’s appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2010.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Transact such other business, including action on shareholder proposals, as may properly come before the Annual Meeting and any continuations, adjournments or postponements thereof.

	☐ FOR	☐ AGAINST	☐ ABSTAIN
FOLD AND DETACH HERE

THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS
This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned shareholder. If this proxy is properly executed and returned but no direction is made, this proxy will be voted FOR Items 1 and 2. Whether or not direction is made, this proxy, when properly executed and returned, will be voted in the best judgment of the proxy holders upon such other business as may properly come before the Annual Meeting of Shareholders or any continuations, adjournments or postponements thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

I PLAN TO ATTEND MEETING ☐

Dated:

Signature:

Signature if held jointly

INSTRUCTIONS: This proxy, signed and dated, must be returned for your shares to be represented at the Annual Meeting. To vote, please mark the appropriate box for each proposal in blue or black ink, date and sign this proxy exactly as your name appear(s) hereon. If stock is held jointly, each owner should sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title.
Shareholders of record on December 3, 2009, are cordially invited to attend the Annual Meeting of the Shareholders to be held on January 26, 2010 at 9:00 am. You can find directions to our executive offices, which is where the Annual Meeting will be held, by visiting our website at http://www.shawgrp.com and clicking on the “Investor Relations” link.
The Notice and Proxy Statement for the 2010 Annual Meeting of Shareholders and the Annual Report on Form 10-K for the fiscal year ended August 31, 2009, are available at http://www.shawgrp.com.

If your address has changed, please check the box below and also provide your new address:

☐	My address has changed, and my new address is

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